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                                                                    Exhibit 10.3

                     MASTER RELEASE [FOREIGN STOCK PLEDGES]

                                November 22, 2002

Bearing Point, Inc. (f/k/a KPMG Consulting, Inc.)
Bearing Point Tower
1676 International Drive
McLean, Virginia 22102

Ladies and Gentlemen:

     Reference is made to (i) that certain Credit Agreement, dated as of May 24, 2000, as amended and restated as of May 21, 2001, and as further amended, restated, modified, and otherwise supplemented through, but not including May 24, 2002, by and among KPMG Consulting, Inc. ("Borrower"), the Guarantors party thereto ("Guarantors"), the Banks party thereto ("Banks") and PNC BANK, NATIONAL ASSOCIATION, administrative agent ("Agent") (the "Prior Credit Agreement"); (ii) that certain Pledge Agreement dated as of November 13, 2000, by and between KPMG Consulting Americas, Inc., the Agent, and KPMG Consulting S.A.; (iii) that certain Pledge Agreement dated as of November 7, 2000, by and between the Borrower and the Agent; and (iv) that certain Pledge Agreement dated as of November 13, 2000, by and between the Borrower and the Agent. Capitalized terms used but not defined herein have the meanings given them in the Prior Credit Agreement (collectively, items (ii) through (iv) above, the "Prior Security Documents").

     The Prior Credit Agreement and Prior Security Documents having been terminated on May 24, 2002, the Agent, on behalf of the Banks party to the Prior Credit Agreement, hereby acknowledges the release of its Liens on the specific assets listed on Annex A hereto, and delivers to you the original documents listed on Annex B hereto and the termination statements relative to the UCC-1 financing statements listed on Annex C hereto.

                              Yours Truly,

                              PNC BANK, NATIONAL ASSOCIATION,
                              as Administrative Agent for the Banks party to the Prior Credit Agreement

                              By: _________________________________
                                  Name:  __________________________
                                  Title: __________________________

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                                    ANNEX A

     The Agent, on behalf of the Banks party to the Prior Credit Agreement, hereby acknowledges and agrees that all of its right, title and interest in and to following has been released and terminated:

1. 65% of shares (650 shares) issued and outstanding in KPMG Consulting S.A., a company organized under the laws of Brazil.

2. 65% of shares (657,800 shares) owned in KPMG Ireland 2000, Ltd., a company organized under the laws of the Islands of Bermuda.

3. 65% of shares (651 shares) owned in KPMG Consulting New Zealand Limited, a company organized under the laws of New Zealand.

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                                     ANNEX B

Brazil.
1. Original Certificates (2) issued by Registry of Title and Deeds requiring the filing of the Pledge including the Certified Copy of entry of the Pledge in books of KPMG Consulting S.A.
2. Original Recorded Pledge Agreements (2)

Ireland.
1. Consent to Pledge given by Bermuda Monetary Authority
2. Original stock certificate
3. Original stock power executed in blank
4. Original proxy executed in favor of PNC, as Agent
5. Original undertaking executed in favor of PNC, as Agent

New Zealand.
1. Original stock certificate
2. Original stock power executed in blank

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                                     ANNEX C

         Brazil. Financing Statements filed against KPMG Consulting Americas, Inc. in the following offices:

         (1) Virginia--Fairfax County Circuit Court

         (2) New Jersey--Department of Treasury Commercial Recording

         (3) Virginia--State Corporation Commission

         Ireland. Financing Statements filed against KPMG Consulting, Inc. in the following offices:

         (1) Virginia--Fairfax County Circuit Court

         (2) New Jersey--Department of Treasury Commercial Recording

         (3) Virginia--State Corporation Commission

         New Zealand. Financing Statements filed against KPMG Consulting, Inc. in the following offices:

         (1) Virginia--Fairfax County Circuit Court

         (2) New Jersey--Department of Treasury Commercial Recording

         (3) Virginia--State Corporation Commission

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